UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 14, 2015

VENTAS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-10989	61-1055020
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

353 N. Clark Street, Suite 3300, Chicago, Illinois	60654
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (877) 483-6827

Not Applicable

Former Name or Former Address, if Changed Since Last Report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.                                        Entry into a Material Definitive Agreement.

On October 14, 2015, Ventas Realty, Limited Partnership, Ventas SSL Ontario II, Inc. and Ventas SSL Ontario III, Inc., each of which is a wholly owned subsidiary of Ventas, Inc. (the “Company”), as borrowers (collectively, the “Borrowers”), the Company, as guarantor, and Ventas Canada Finance Limited, Ventas UK Finance, Inc. and Ventas Euro Finance, LLC, each of which is a wholly owned subsidiary of the Company, as new borrowers (collectively, the “New Borrowers”), entered into a Second Amendment and Joinder (the “Amendment”) to that certain Amended and Restated Credit and Guaranty Agreement dated as of December 9, 2013 (as amended, the “Credit Agreement”) with the lenders identified therein and Bank of America, N.A., as Administrative Agent, Swing Line Lender, L/C Issuer and Alternative Currency Fronting Lender.  The Amendment, among other things, reflects the addition of the New Borrowers as borrowers under the Credit Agreement and provides a mechanism to add new entities that are deemed acceptable by the Administrative Agent as borrowers under the Credit Agreement.

The foregoing description is qualified by reference in its entirety to the Amendment, a copy of which is filed herewith as Exhibit 10.1 and incorporated in this Item 1.01 by reference.

Item 9.01.                                        Financial Statements and Exhibits.

(a)  Financial Statements of Businesses Acquired.

Not applicable.

(b)  Pro Forma Financial Information.

Not applicable.

(c)  Shell Company Transactions.

Not applicable.

(d)  Exhibits:

Exhibit Number	Description
10.1

Second Amendment and Joinder dated as of October 14, 2015 to that certain Amended and Restated Credit and Guaranty Agreement among Ventas Realty, Limited Partnership and the additional borrowers named therein, as borrowers, Ventas, Inc,. as guarantor, Bank of America, N.A., as Administrative Agent, Swing Line Lender, L/C Issuer and Alternative Current Fronting Lender and the lenders identified therein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

VENTAS, INC.

Date: October 19, 2015	By:	/s/ T. Richard Riney
T. Richard Riney
Executive Vice President, Chief Administrative Officer and General Counsel

EXHIBIT INDEX

Exhibit Number	Description
10.1

Second Amendment and Joinder dated as of October 14, 2015 to that certain Amended and Restated Credit and Guaranty Agreement among Ventas Realty, Limited Partnership and the additional borrowers named therein, as borrowers, Ventas, Inc., as guarantor, Bank of America, N.A., as Administrative Agent, Swing Line Lender, L/C Issuer and Alternative Current Fronting Lender and the lenders identified therein.